UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment of Existing Private Placement Shelf Facilities

On March 5, 2021, Henry Schein, Inc. (the “Company”) amended its (i) Second Amended and Restated Private Shelf Agreement, dated as of June 29, 2018 (as amended by the First Amendment to Second Amended and Restated Private Shelf Agreement, dated as of June 22, 2020), by and among the Company, PGIM, Inc. (“Prudential”) and each Prudential affiliate which becomes party thereto, (ii) Second Amended and Restated Master Note Facility, dated as of June 29, 2018 (as amended by the First Amendment to Second Amended and Restated Master Note Facility, dated as of June 22, 2020), by and among the Company, NYL Investors LLC (as successor in interest to New York Life Investment Management LLC) (“New York Life”) and each New York Life affiliate which becomes party thereto, and (iii) Second Amended and Restated Master Note Purchase Agreement, dated as of June 29, 2018 (as amended by the First Amendment to Second Amended and Restated Master Note Purchase Agreement, dated as of June 22, 2020), by and among the Company, Metropolitan Life Insurance Company (“MLIC”), MetLife Investment Management, LLC (as successor in interest to MetLife Investment Advisors Company, LLC) (“MLIAC,” and together with MLIC, “MetLife”) and each MetLife affiliate which becomes party thereto (the amendments listed in clauses (i) through (iii) above, collectively, the “Private Shelf Amendments”), in each case to, among other things, (A) modify the financial covenant from being based on a net leverage ratio to a total leverage ratio and (B) restore the maximum maintenance total leverage ratio to 3.25x and remove the 1.00% interest rate increase triggered if the net leverage ratio were to exceed 3.0x.

The above description of the Private Shelf Amendments is not complete and is qualified in its entirety by the actual terms of the Private Shelf Amendments, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2021, the Compensation Committee (“Compensation Committee”) of the Board of Directors of Company approved a form of stock option award agreement (“Option Agreement”) for grants under to the Company’s 2021 long-term incentive program pursuant to the Company’s 2020 Stock Incentive Plan (“2020 Incentive Plan”). The Option Agreement is substantially in the same form as the option award agreements previously used by the Company under a predecessor to the 2020 Incentive Plan, with the following changes (terms capitalized but not defined below have the definitions set forth in the Option Agreement):

•

Vesting. The stock options vest in substantially equal installments on each of the first through third anniversaries of the date of grant, subject to the participant’s continued service with the Company through the applicable vesting date, and subject to accelerated and continued vesting as a result of certain terminations.

•

Forfeiture/Clawback. In the event the participant engages in “Competitive Activity” within one year following “Termination of Employment” for any reason, the Compensation Committee will have the sole discretion to cause all unexercised stock options to be forfeited, and the Company will have the right to recoup from the recipient the gain (if any) received by the recipient upon exercise of the stock option.

The foregoing summary of the Option Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Option Agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

In connection with the Private Shelf Amendments, the Company lifted its previously announced temporary suspension of share repurchases. The Company intends to engage in share repurchases under its existing share repurchase program in the near future, with such commencement, as well as the timing, duration and amount, subject to market conditions.

On March 8, 2021, the Company issued a press release announcing the Private Shelf Amendments and lifting the Company’s previously announced temporary suspension of share repurchases.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Such press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1	Second Amendment to Second Amended and Restated Multicurrency Private Shelf Agreement, dated as of March 5, 2021, by and among the Company, PGIM, Inc. and each Prudential affiliate which becomes party thereto

Exhibit 4.2	Second Amendment to Second Amended and Restated Master Note Facility, dated as of March 5, 2021, by and among the Company, NYL Investors LLC and each New York Life affiliate which becomes party thereto

Exhibit 4.3	Second Amendment to Second Amended and Restated Multicurrency Master Note Purchase Agreement, dated as of March 5, 2021, by and among the Company, Metropolitan Life Insurance Company, MetLife Investment Management, LLC and each MetLife affiliate which becomes party thereto

Exhibit 10.1	Form of 2021 Stock Option Agreement pursuant to the Henry Schein, Inc. 2020 Stock Incentive Plan (as amended and restated effective as of May 21, 2020)

Exhibit 99.1	Press Release dated March 8, 2021

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

Date: March 8, 2021	By:	/s/ Walter Siegel
	Name:	Walter Siegel
	Title:	Senior Vice President and General Counsel